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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


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                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  October 31, 2001





                             GENESIS ENERGY, L.P.
           (Exact name of registrant as specified in its charter)




         Delaware                   1-12295              76-0513049
(State or other jurisdiction of   (Commission        (I.R.S. Employer
incorporation or organization)    File Number)      Identification No.)




      500 Dallas, Suite 2500, Houston, Texas            77002
   (Address of principal executive offices)           (Zip Code)




                                (713) 860-2500
                (Registrant's telephone number, including area code)



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Item 5.  Other Events.

   On October 31, 2001, Genesis Energy, L.P. ("GELP") and GEL Acquisition Partnership, L.P. ("GA Partnership") issued a press release to inform investors that upon closing the transaction to transfer ownership of Genesis Energy, L.L.C., the general partner of GELP, from Salmon Smith Barney to GA Partnership, GA Partnership intends to reduce the quarterly distribution from $0.20 per unit to $0.10 per unit effective with the distribution for the fourth quarter of 2001 to be paid in February 2002. This matter is discussed in the press release filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

   (c)  Exhibits

        The following materials are filed as exhibits to this Current Report on Form 8-K.

	Exhibit.

    99.1  Press release of Genesis Energy, L.P. dated October 31, 2001.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          GENESIS ENERGY, L.P.
                                          (A Delaware Limited Partnership)

                                     By:  GENESIS ENERGY, L.L.C., as
                                          General Partner


Date:  November 2, 2001              By:  /s/  Ross A. Benavides
                                          ---------------------------
                                          Ross A. Benavides
                                          Chief Financial Officer